Exhibit 10.40

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1

DATED AS OF JULY 25, 2018

TO THE

AGREEMENT TO PURCHASE [*] SPARE ENGINES

BY AND BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

WILLIS LEASE FINANCE CORPORATION,

for itself and as Servicer

DATED AS OF MARCH 16, 2018

This document contains proprietary information of IAE International Aero Engines AG (“IAE”).  IAE offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE’s written consent.  Neither receipt nor possession of this document, from any source, constitutes IAE’s permission.  Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.

This document contains no technical data subject to the EAR or ITAR.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.

Amdt 01-PA-IAE(WLFC) 2 Addl [*] SPEs (2018-Jul-24) For Distribution

DS

54495-0001/141818660.3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Amendment No. 1”) dated July 25, 2018,  by and between,  IAE International Aero Engines AG,  having a place of business at 400 Main Street, East Hartford, Connecticut 06118, United States of America (“IAE”), and Willis Lease Finance Corporation, with a place of business at 773 San Marin Drive, Suite 2215, Novato, CA 94998, United States of America (for itself and in its capacity as Servicer on behalf of the Permitted Affiliates, "Willis"), amends that certain Agreement to Purchase [*] Spare Engines, dated as of March 16, 2018 (the “Contract”), by and between IAE and Willis.

Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Contract, unless expressly stated otherwise.

WHEREAS:

Willis desires to purchase from IAE, and IAE desires to sell to Willis, two (2) additional new [*] Spare Engines, which will be operated by one or more of Willis’ lessees on such lessees’ [*] aircraft powered by [*] engines; and

IAE and WILLIS desire to amend the Contract in order to add such two (2) additional new [*] Spare Engines to the Contract upon the terms and conditions set forth in the Contract together with this Amendment No. 1;

NOW THEREFORE:

In consideration of the foregoing recitals,  conditions and of the mutual covenants herein contained,  the parties hereby amend the Contract as follows:

1.The recitals from page 3 of the Contract are hereby replaced in their entirety with the following:

“Willis desires to purchase from IAE, and IAE desires to sell to Willis, fourteen (14) new [*] Spare Engines, which will be operated by one or more lessees of Willis to support such lessee’s  [*] aircraft powered by [*] engines; and

The parties hereby set out the terms upon which Willis will purchase from IAE, and IAE will sell to Willis, the fourteen (14) Spare Engines.”

2.The definition of “Spare Engine” set forth in Section 1.9 is revised to read as follows:

““Spare Engine” means, individually or collectively as the context requires, the fourteen (14) [*] engines that are the subject of this Contract, as specified in Appendix 2 and described in the corresponding Specification. Each Spare Engine is [*].”

3.Section 2.4.1.a and 2.4.1.b are revised to read as follows:

“a.[*]

IAE Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

b.[*]”

4.Appendix 2 of the Contract, Delivery Schedule and Pricing, is hereby deleted and replaced with the following in order to add the two (2) additional Spare Engines in Spare Engine Ranks 9 and 10:

“APPENDIX 2

DELIVERY SCHEDULE AND PRICING

Spare Engine Rank	Spare Engine Model[1]	Delivery Date[2]	Spare Engine Purchase Price[3]
1	[*]	[*]	See below
2	[*]	[*]
3	[*]	[*]
4	[*]	[*]
5	[*]	[*]
6	[*]	[*]
7	[*]	[*]
8	[*]	[*]
9	[*]	[*]
10	[*]	[*]
11	[*]	[*]
12	[*]	[*]
13	[*]	[*]
14	[*]	[*]

IAE Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

[1]Willis will notify IAE no later than [*] prior to the Delivery Date whether Willis requires that the Spare Engine be delivered in [*].

2IAE will be obligated to deliver each Spare Engine by [*], as appropriate. Notwithstanding the foregoing, IAE and Willis agree to meet [*] to discuss in good faith the potential acceleration of one or more Delivery Dates within [*]. Should the Parties agree in writing to accelerate one or more Delivery Dates, such accelerated date(s) will become the Delivery Date(s) for all purposes of this Contract.

[3]Spare Engine Purchase Price:
[*]
[*]

”

The terms and conditions contained in this Amendment No. 1 constitute the entire agreement between the parties with respect to the matters herein described, and supersede all prior understandings and agreements of the parties with respect thereto. No amendment or modification of this Amendment No. 1 shall be binding upon a  party unless set forth in a written instrument executed by both parties.

The parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the Contract are incorporated herein by reference.  Except as expressly amended hereby, all other terms and conditions of the Contract shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

This Amendment No. 1 is available for the parties’ consideration until July 31, 2018.  This Amendment No. 1 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.

Upon acceptance by IAE, as evidenced by execution of the signature block below, this Amendment No. 1 will become an enforceable amendment to the Contract.  After acceptance by IAE,  IAE will return one (1) fully executed duplicate original Amendment No. 1 to Willis.  The parties agree that facsimile signatures shall be deemed to be of the same force and effect as an original executed document.  If executed by facsimile, the parties agree to provide original signature pages upon request.

[SIGNATURE PAGE FOLLOWS ON THE NEXT PAGE]

IAE Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed in duplicate as of the date last written below.

WILLIS LEASE FINANCE CORPORATION,
For itself and as Servicer

By:	/s/ Brian R. Hole

Name:	Brian R. Hole

Title:	President

Date:	July 26, 2018

IAE INTERNATIONAL AERO ENGINES AG

By:	/s/ Alicia Perrault

Name:	Alicia Perrault

Title:	Chief Legal Officer

Date:	July 27, 2018

IAE Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment.

Amdt 01-PA-IAE(WLFC) 2 Addl [*] SPEs (2018-Jul-24) For Distribution	Page 5
54495-0001/141818660.3